                                                                    Exhibit 99.2


                               BOCA RESEARCH, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                               BOCA
                                                            RESEARCH,                    PURCHASE PRICE    PRO FORMA
                                                               INC.      ACQUISITION(A)   ALLOCATION(B)   CONSOLIDATED
                                                            --------     --------------  --------------   ------------
                    ASSETS

Current assets:
     Cash and cash equivalents                               $ 6,191        $ (4,000)                       $ 2,191
     Trade receivables, net                                   10,050                         $ 8,740         18,790
     Inventory, net                                           15,335                           2,132         17,467
     Prepaid expenses and other assets                           923                              62            985
     Prepaid and deferred income taxes                         9,225                                          9,225
                                                             -------        --------         -------        -------
        Total current assets                                  41,724          (4,000)         10,934         48,658
     Property and equipment, net                               4,827                             590          5,417
     Goodwill and other intangible assets                                                      4,805          4,805
     Other assets                                                339                             140            479
     Acquisition cost                                                         10,435         (10,435)
                                                             -------        --------         -------        -------
        Total assets                                         $46,890        $  6,435         $ 6,034        $59,359
                                                             =======        ========         =======        =======

     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                        $ 7,592                         $ 7,776        $15,368
     Notes payable                                                          $  5,855                          5,855
     Accrued expenses and other current liabilities            2,147             580           2,058          4,785
                                                             -------        --------         -------        -------
        Total current liabilities                              9,739           6,435           9,834         26,008
                                                             -------        --------         -------        -------

Commitments and contingencies

Stockholders' equity:
     Common stock                                            $    87                                             87
     Additional paid-in capital                               25,989                                         25,989
     Retained earnings                                        11,075                          (3,800)         7,275
                                                             -------        --------         -------        -------
        Total stockholders' equity                            37,151                          (3,800)        33,351
                                                             -------        --------         -------        -------
           Total liabilities and stockholders' equity        $46,890        $  6,435         $ 6,034        $59,359
                                                             =======        ========         =======        =======



(A) Reflects cash payment and issuance of notes payable in connection with the transaction together with accrual of direct acquisition costs.

(B) Reflects allocation of the acquisition cost to the net tangible and intangible assets acquired. This allocation also contemplates:

     (i) A $3,800,000 in-process research and development expense which is directly charged against equity.

     (ii) Allocation of $140,000 to record warrants issued by OneWorld Systems, Inc. in connection with the transaction.


See accompanying notes to pro forma condensed consolidated financial statements

                               BOCA RESEARCH, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                         BOCA
                                                       RESEARCH,                       PRO FORMA
                                                          INC.        ACQUISITION     CONSOLIDATED
                                                       --------       -----------     ------------

Net sales                                              $ 70,207         $58,525         $128,732
Cost of goods sold                                       71,164          42,300          113,464
                                                       --------         -------         --------
     Gross profit (loss)                                   (957)         16,225           15,268
                                                       --------         -------         --------
Operating expenses:
     Research and development                             2,808           1,800            4,608
     Selling, general and administrative                 18,366           8,542           26,908
                                                       --------         -------         --------
     Total operating expenses                            21,174          10,342           31,516
                                                       --------         -------         --------
Income (loss) from operations                           (22,131)          5,883          (16,248)
Non-operating income (loss)                                 837            (600)             237
                                                       --------         -------         --------
Income (loss) before income tax benefit                 (21,294)          5,283          (16,011)
Income tax benefit                                       (6,371)                          (6,371)
                                                       --------         -------         --------
Net income (loss)                                      $(14,923)        $ 5,283         $ (9,640)
                                                       ========         =======         ========
Net income (loss) per share (Basic and Diluted)        $  (1.71)                        $  (1.11)
                                                       ========                         ========
Weighted average
 shares outstanding                                       8,718                            8,718
                                                       ========                         ========



See accompanying notes to pro forma condensed consolidated financial statements

                               BOCA RESEARCH, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                         BOCA
                                                       RESEARCH,                        PRO FORMA
                                                          INC.        ACQUISITION      CONSOLIDATED
                                                       --------       -----------      ------------

Net sales                                              $ 15,616         $ 11,805         $ 27,421
Cost of goods sold                                       15,766            8,561           24,327
                                                       --------         --------         --------
     Gross profit (loss)                                   (150)           3,244            3,094
                                                       --------         --------         --------
Operating expenses:
     Research and development                               577              450            1,027
     Selling, general and administrative                  2,980            2,135            5,115
                                                       --------         --------         --------
     Total operating expenses                             3,557            2,585            6,142
                                                       --------         --------         --------
Income (loss) from operations                            (3,707)             659           (3,048)
Non-operating income (loss)                                 203             (150)              53
                                                       --------         --------         --------
Income (loss) before income tax benefit                  (3,504)             509           (2,995)
Income tax benefit
                                                       --------         --------         --------
Net income (loss)                                      $ (3,504)        $    509         $ (2,995)
                                                       ========         ========         ========
Net income (loss) per share (Basic and Diluted)        $  (0.40)                         $  (0.34)
                                                       ========                          ========
Weighted average shares outstanding                       8,742                             8,742
                                                       ========                          ========



See accompanying notes to pro forma condensed consolidated financial statements

                               BOCA RESEARCH, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of the modem business of OneWorld by the Registrant been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. These pro forma financial statements are based on and should be read in conjunction with the historical consolidated financial statements and the related notes thereto of the Registrant and OneWorld.

         On June 18, 1998, the Company consummated, through a wholly-owned subsidiary, the acquisition of the modem business of Global Village Communication, Inc. ("Global Village"), in exchange for $9,855,206 in cash and notes (the "Acquisition"). A $4,000,000 cash payment was made at closing and two additional payments of $3,000,000 each are due Global Village on September 30, 1998 and on December 31, 1998. The notes payable relating to the two $3,000,000 payments are non-interest bearing and interest on these notes has been imputed at the rate of 6%. The Company purchased intellectual property, including the Global Village name, logo and trademarks, as well as the modem hardware and software products, and the inventory, receivables and other assets of the modem business. The Company also assumed the liabilities of the modem business, including responsibility for product warranty, technical support, product returns, ongoing marketing and sales programs, and certain accounts payable and accrued liabilities. The Company also received a warrant to purchase up to 425,000 shares of Global Village common stock at an exercise price of $1.0003 per share. Subsequent to the closing of the transaction, Global Village changed its corporate name to OneWorld Systems, Inc. ("OneWorld").

         The acquisition was recorded as a purchase and the purchase price of $9,855,000, together with direct acquisition costs of $580,000 associated with the transaction, have been allocated to the acquired assets, assumed liabilities and in-process research and development as follows (in thousands):


         Accounts receivable, net                            $ 8,740
         Inventory                                             2,132
         Other current assets                                     62
         Property, plant and equipment                           590
         Tradename/marketing intangible asset                  2,300
         Existing technology intangible asset                  1,500
         Goodwill                                              1,005
         Warrants                                                140
         Accounts payable                                     (7,776)
         Accrued expenses                                     (2,058)
         In-process research and development                   3,800
                                                             -------
                                                             $10,435
                                                             =======

         Goodwill is being amortized over a five year period. Existing technology is being amortized over a two year period. The tradename/marketing intangible asset is being amortized over a seven year period.

         The allocation of the purchase price is preliminary and subject to adjustment pending receipt by the Company of additional information with respect to certain fair value estimates of the acquired assets and assumed liabilities.

         The pro forma condensed consolidated balance sheet assumes the acquisition took place on March 31, 1998.

     The pro forma condensed consolidated statement of operations for the year ended December 31, 1997 assumes the acquisition took place as of the beginning of 1997. The pro forma condensed consolidated statement of operations for the three months ended March 31, 1998 assumes the acquisition took place as of the beginning of 1998. The amounts in the Acquisition columns were determined as follows:

         Net Sales - Revenues associated with the modem business of OneWorld for the fiscal year ended March 31, 1998 and the three months ended March 31, 1998, respectively.

         Cost of goods sold - Cost of goods sold associated with the modem business of OneWorld for the fiscal year ended March 31, 1998 and the three months ended March 31, 1998, respectively. Amounts include amortization of approximately $750,000 and $188,000 for the year and three months ended March 31, 1998, respectively, relating to the existing technology intangible asset.

         Research and development - Budgeted expense comprised of salaries and expenses relating to the research and development function to be incurred by the employees who were employed by Boca Research, Inc. as a result of the acquisition.

         Selling, general and administrative - Budgeted expense comprised of salaries and expenses relating to the selling, general and administrative functions to be incurred by the employees who were employed by Boca Research, Inc. as a result of the acquisition. Amounts include amortization of approximately $742,000 and $185,000 for the year and three months ended March 31, 1998, respectively, relating to the property and equipment, goodwill and tradename/marketing intangible asset.

         Non-operating income (loss) - Estimated interest expense of $600,000 and $150,000 for the year and three months ended March 31, 1998, respectively, on borrowings that would have been incurred in order to fund the acquisition at the beginning of each period.

     The pro forma condensed consolidated statements of operations exclude the effect of the $3.8 million in-process research and development charge directly attributable to the acquisition.